LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP Western Asset Core Bond Fund

Supplement Dated November 22, 2024

to the Summary and Statutory Prospectuses dated May 1, 2024

Unless otherwise defined in this supplement, capitalized terms used in this supplement have the meanings assigned to them in the Summary and Statutory Prospectuses

This Supplement updates certain information in the Summary and Statutory Prospectuses for the LVIP Western Asset Core Bond Fund (the “Fund”). You may obtain copies of the Fund’s Summary and Statutory Prospectuses free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lincolnfinancial.com/lvip.

Effective immediately, all references to, and information regarding S. Kenneth Leech, in the Fund’s Summary and Statutory Prospectuses, are deleted in their entirety.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE